LAW OFFICES OF
                       DECHERT PRICE & RHOADS

                         1500 K STREET, N.W.
                     WASHINGTON, D.C. 20005-1208

                      TELEPHONE: (202) 626-3300
                         FAX: (202) 626-3334


                            March 6, 1997

Northstar Trust
Two Pickwick Plaza
Greenwich, Connecticut 06830

Ladies and Gentlemen:

    As counsel to the Northstar International Value Fund (the "Fund"), a series of Northstar Trust (the "Trust"), we are familiar with the Trust's registration under the Investment Company Act of 1940 and with the registration statement relating to its shares of beneficial interest under the Securities Act of 1933 (File No. 33-67852) (the "Registration Statement"). We have also examined such other corporate records, agreements, documents and instruments as we deemed appropriate.

   On the basis of the foregoing, we are of the opinion that the shares of beneficial interest of the Fund being registered under the Securities Act of 1933 in the Registration Statement will be legally and validly issued, fully paid and non-assessable by the Fund.

   We hereby consent to the filing of this opinion with and as part of the Registration Statement.



                                      Very truly yours,

                                      /s/ Dechert Price & Rhoads